HAMILTON LANE INCORPORATED REPORTS SECOND QUARTER FISCAL 2018 RESULTS

BALA CYNWYD, PENN. – November 7, 2017 – Leading private markets asset management firm Hamilton Lane Incorporated (NASDAQ: HLNE) today reported its results for the second quarter of fiscal year 2018, the period ended September 30, 2017.

Hamilton Lane CEO Mario Giannini commented: “This quarter was a continuation of our strong momentum with client re-ups and new client wins resulting in our asset footprint reaching a new record high of approximately $405 billion. The macro environment remains favorable for the private markets, a trend that was reflected in the performance across each of our service and product offerings, which have all grown year-to-date versus the same period from the prior fiscal year. Our outlook for the remainder of the fiscal year remains favorable given our visibility into our existing business and our pipeline of new opportunities.”

Hamilton Lane issued a full detailed presentation of its second quarter fiscal 2018 results, which can be viewed at http://ir.hamiltonlane.com.
Dividend
Hamilton Lane has declared a quarterly dividend of $0.175 per share of Class A common stock to record holders at the close of business on December 15, 2017. This dividend will be paid on January 5, 2018.
Conference Call
Hamilton Lane will discuss second quarter fiscal 2018 results in a webcast and conference call today, Tuesday, November 7, 2017, at 11:00 a.m. Eastern Time. The call will be broadcast live via a webcast, which may be accessed on Hamilton Lane’s Investor Relations website. The call may also be accessed by dialing 1-866-393-4306 inside the U.S., or 1-734-385-2616 for international callers. The conference ID is 97303674.
A replay of the webcast will be available on Hamilton Lane’s Investor Relations website approximately two hours after the live broadcast for a period of one year, and can be accessed in the same manner as the live webcast at the Hamilton Lane Investor Relations website.
About Hamilton Lane
Hamilton Lane (NASDAQ: HLNE) is a leading alternative investment management firm providing innovative private markets solutions to sophisticated investors around the world. Dedicated to private markets investing for 26 years, the firm currently employs more than 330 professionals operating in offices throughout the U.S., Europe, Asia-Pacific, Latin America and the Middle East. With approximately $405 billion in total assets under management and supervision as of September 30, 2017, Hamilton Lane offers a full range of investment products and services that enable clients to participate in the private markets asset class on a global and customized basis. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on Twitter: @hamilton_lane.
Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe” and similar expressions are used to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to our ability to manage growth, fund performance, risk, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to us; our ability to comply with investment guidelines set by our clients; our ability to consummate planned acquisitions and successfully integrate the acquired business with ours; the time, expense and effort associated with being a newly public company; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses.
The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2017 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Investor Contact
Demetrius Sidberry
dsidberry@hamiltonlane.com
+1 610 617 6768

Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 610 617 5841

Fiscal Year 2018 Second Quarter Results Earnings Presentation - November 7, 2017

Page 2 Today’s Speakers Mario Giannini Chief Executive Officer Randy Stilman Chief Financial Officer Demetrius Sidberry Head of Investor Relations Erik Hirsch Vice Chairman

Page 3 Period Highlights • Total asset footprint (assets under management/advisement) reached a record amount of approximately $405 billion, growing 29% compared to September 30, 2016 • Assets under management and fee-earning assets under management were approximately $48 billion and $29 billion, respectively, as of September 30, 2017, increases of 18% and 13%, respectively, compared to September 30, 2016 • Declared a quarterly dividend of $0.175 per share of Class A common stock to record holders at the close of business on December 15, 2017 Business Performance Financial Results Dividend USD in millions except per share amounts Q2 FY18 QTD Q2 FY18 YTD vs. Q2 FY17 YTD Management and advisory fees $46.3 $98.0 16% GAAP net income $4.7 $10.2 N/A1 GAAP EPS $0.26 $0.56 N/A1 Non-GAAP EPS2 $0.27 $0.59 N/A1 Fee Related Earnings2 $19.2 $43.0 16% Adjusted EBITDA2 $22.6 $49.0 12% 1 Figures not available as a result of the company going public after the stated period. 2 Non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see pages 22 and 28 of this presentation.

Page 4 Growing Asset Footprint & Influence $36 $51 $77 $79 $95 $81 $129 $147 $147 $189 $205 $292 $357 $6 $7 $11 $13 $16 $19 $22 $24 $30 $32 $35 $40 $48 $0 $50 $100 $150 $200 $250 $300 $350 $400 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 9/30/17 Total AUA Total AUM Total Assets Under Management/Advisement ($B)1 1 Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. CAGR : 22% $405B AUM & AUAQ-o-Q Growth AUA: 14% AUM: 4%

Page 5 Drivers of Growth: Fee-Earning AUM Driving Revenues ...and annual fee rates are stable * Customized Separate Accounts: • New client wins • Client re-ups * Real Asset Portfolio Management: • Closed Q2 FY18 • Added ~$400M of FEAUM (~$700M pro-forma for a full quarter) Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Sep-16 Sep-17 Customized Separate Accounts Specialized Funds CAGR: 1 4% Total Fee-Earning Assets Under Management ($B)1 0 5 10 15 20 25 30 35 40 $11 $5 $16 $14 $5 $19 $16 $6 $22 $17 $7 $24 $18 $9 $27 $20 $9 $29 $18 $8 $26 13% Y-o-Y Growth 0.58% 0.55% 0.56% 0.57% 0.59%0.57% 1 Data as of fiscal year end 3/31 unless otherwise noted. Numbers may not tie due to rounding. Total Management Fee Revenues as a % of Average FEAUM

Hamilton Lane

Market Overview Tour

Insights Powered by HL Data

3,400+ Funds

1,200+ General Partners

40 Vintage Years

$3.7T Total Fund Commitments

2016 Attendee Stats

700+
Industry-leading GPs, LPs and private markets participants in attendance

17
Senior HL executives presented

443
Global institutions represented

9
Cities around the world

Page 6

Hamilton Lane

Leading, Global Private Markets Solutions Provider



Investors/Limited Partners (LPs)
Buyout
Growth Equity
Real Estate
Nat. Resources
Secondary
Co-Investment
Venture Capital
Infrastructure
Credit
Primary Funds
Secondary Transactions
Co-Investments
~$48B
of AUM[1]
~$357B
of AUA[1]
Private Markets Funds
Private Companies

[1] As of 9/30/2017

- Founded in 1991, we are one of the largest allocators of capital to private markets worldwide with over $400B of AUM / AUA
  - Over 330 professionals dedicated to the private markets (substantially all are stockholders)
  - 15 offices in key markets globally
  - ~350 sophisticated clients globally (in 35 countries)
  - Significant proprietary databases and suite of analytical tools
  - $49B of discretionary commitments since 2000

We operate at the epicenter of a large, fast-growing and highly desirable asset class, helping a wide array of investors around the world navigate, access and succeed in the private markets

Page 7

Page 8 What We Do for Our ClientsWho We Serve Clients and Offerings Customized Separate Accounts Public/Corporate Pensions Specialized Funds Sovereign Wealth Funds Advisory ServicesTaft Hartley Reporting, Monitoring, Data and Analytics Financial Institutions HNW/Family Office Distribution Management Endowment Funds

Page 9 Strong Market Backdrop Total Assets and Liability Gaps in U.S. Pensions in USD Trillions 8,187 3,818 1,515 2,855 507 1,890 1,879 4,276 2016 Fund Ratio, 2016 85% 44% 67% 66%Total State and Local Federal Private Assets Liability Gap Private Equity Real Assets Source: Federal Reserve Statistical Release, December 2016Source: PWC “Alternative Asset Management 2020” Source: PWC “Alternative Asset Management 2020”Source: Hamilton Lane $0 $10 $20 $30 $40 $50 $60 Global Pension Fund Assets in USD Trillions 2004 2007 2013 2020E (Base case) 21.3 29.4 37.1 56.6 11% 4% 6% $0 $2 $4 $6 $8 $10 $12 Private Equity and Real Assets in USD Trillions 2004 2007 2013 2020E (Base case) 2020E (High case) 1.0 2.5 3.6 6.5 7.4 2.9 2.5 1.4 0.80.5 30% 17% 36% 1.5 3.3 5.0 9.0 10.3 7% 10% 6% 9% 9% 9% 11% S harpe R atio A nn ua liz ed To ta l R et ur n 20-Year Asset Class Risk-Adjusted Performance Annualized Total Return 11.9% 9.7% 8.6% 7.9% 7.1% 6.9% 6.3% 5.5% 4.4% 0.46 0.28 0.28 0.22 0.33 0.35 0.42 0.06 0.02 0.0 0.1 0.2 0.3 0.4 0.5 0% 2% 4% 6% 8% 10% 12% 14% Private Equity REITs Infra. Domestic Equities High Yield Bonds Hedge Funds High Grade Bonds Emerging Market Equities Intl. Equities

Page 10 Hamilton Lane’s Data Hamilton Lane Portfolio Company Data Sample By Sector • $3.7T total fund commitments • 3,400+ unique partnerships from 1,200+ GPs • 40 vintage years • Detailed financials • Institutional quality • 11,000+ deals • 750+ funds • 190+ GPs • 38 years of data • Financials and performance Source: Hamilton Lane Data (October 2017) Source: Hamilton Lane Data (September 2017) Hamilton Lane Fund Data Sample By Strategy Consumer Discretionary Consumer Staples Energy & Utilities Financials Healthcare Industrials IT Materials Telecom Mega/Large Buyout SMID Buyout Venture Capital Growth Equity Origination Distressed Natural Resources Infrastructure Co-Investment Fund of Funds Secondaries Real Estate

Page 11 Global Private Markets Fundraising Global Private Markets Fundraising by Geography 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 % of M S CI W orld M arket C ap U S D in B ill io ns $0 $100 $200 $300 $400 $500 $600 $700 $800 2017 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% North America Source: Bison data via Cobalt. Fundraising data includes real estate, secondary funds, and fund-of-funds (October 2017) % of MSCI World Market CapWestern Europe Global Asia ROW Annualized • Fundraising is expected to remain near peak levels in 2017 for the third consecutive year • Despite record fundraising, private markets fundraising has averaged only 1.6% of MSCI World market cap since 2006

Page 12 PPMs Received by Hamilton Lane PPMs Received by Hamilton Lane 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 0 100 200 300 400 500 600 700 800 900 North America Source: Hamilton Lane Data (October 2017) Western Europe ROW Annualized • 2017 on track to be a record year for PPMs received, increasing the complexity of fund selection, but providing more choice for LPs

Hamilton Lane

Risk-Adjusted Returns

10-Year Asset Class Risk Adjusted Performance - As of 6/30/2017				
	Asset Class	Annualized Total Return	Annualized Volatility	Sharpe Ratio
Equity	Private Equity ex Credit and Real Assets	8.9%	14.6%	0.43
	U.S. Equities	7.3%	16.9%	0.27
	Hedge Funds	3.0%	7.5%	0.04
	Global Equities	3.7%	18.1%	0.06
	International Equities	1.0%	19.8%	< 0
	Emerging Market Equities	2.2%	24.0%	< 0
Credit	Private Credit	7.4%	10.6%	0.45
	High-Yield Bonds	7.2%	11.7%	0.39
	High-Grade Bonds	6.6%	6.7%	0.59
	Municipal Bonds	4.6%	4.4%	0.45
	Government Bonds	3.4%	8.1%	0.10
Real Assets	Private Real Estate (Non-Core)	2.6%	25.6%	< 0
	Private Real Assets	4.3%	16.7%	0.10
	REITs	6.2%	25.2%	0.14
	Public Infrastructure	4.0%	17.5%	0.08
	Public Energy	-1.0%	23.1%	< 0

- Over long-term horizons, private equity continues to outperform other equity asset classes on an absolute and risk-adjusted basis (even after de-smoothing volatility)
- In general, private, illiquid markets outperform their public counterparts

Indices used: Hamilton Lane All Private Equity ex Credit and Real Assets with volatility de-smoothed; Russell 3000 Index; HFRI Composite Index; MSCI ACWI Index; MSCI World ex US Index; MSCI Emerging Markets Index; Hamilton Lane Private Credit; Credit Suisse High Yield Index; Barclays Aggregate Bond Index; Barclays Municipal Bond Index; Barclays Global Treasuries Index; Hamilton Lane Private Real Estate; Hamilton Lane Private Real Assets; FTSE/NAREIT Equity REIT Index; S&P Global Infrastructure Index; MSCI World Energy Sector Index. Geometric mean returns in USD. Assumes risk free rate of 2.6%, representing the average yield of the ten year U.S. Treasury Note over the last ten years. (October 2017)

Page 13

Page 14 Opportunity Pipeline Customized Separate Accounts Specialized Funds Advisory Services Diverse mix of existing and prospective clients seeking to further or establish relationship with Hamilton Lane Select funds in market: • Co-Investment Fund • Credit-Oriented Fund • Private Equity Fund of Funds Typically larger clients with wide-ranging mandates; opportunity set continues to be robust

Financial Highlights

Page 16 Revenues continue to be driven primarily by management and advisory fees Consolidated Revenues • Represented an average of 93% of total revenues over the past five fiscal years • Y-o-Y growth of 16% • Growth across all management and advisory fee offerings • 23% Y-o-Y growth in specialized funds management fees driven by $0.5B raised in Secondary Fund IV during the six months ended September 30, 2017 • Incentive fees derived from a highly diversified pool of assets and funds • Allocated carried interest of $300M as of 9/30/17 diversified across +3,000 assets and ~40 funds • Total revenues increased by 12%, driven by growth across core offerings 0 50 100 150 200 FY13 FY17Q2 FY17 Q2 FY18 $113 $173 Management and Advisory Fees Incentive Fees Total Revenues $84 $98 Y-o-Y Growth: 16% CAGR: 11% 0 50 100 150 200 FY13 FY17Q2 FY17 Q2 FY18 $6 $7$7 $3 Y-o-Y Growth: (48)% CAGR: 4% 0 50 100 150 200 FY13 FY17Q2 FY17 Q2 FY18 $119 $180 $91 $101 Y-o-Y Growth: 12% CAGR: 11% Long-Term GrowthYTD Long-Term GrowthYTD Long-Term GrowthYTD U S D in M ill io ns U S D in M ill io ns U S D in M ill io ns

Hamilton Lane

Consolidated Earnings

Profitability stable and growing

Net Income Attributable to HLI


YTD
USD in Millions
N/A
$10
Q1 FY17
Q2 FY18


Long-Term Growth
N/A
$1
FY13
FY17

- $4.7M in net income attributable to HLI for the quarter
- No comparable measure in prior period as that was before the Company's IPO

Adjusted EBITDA[1]


YTD
USD in Millions
Y-o-Y Growth: 12%
$44
$49
Q2 FY17
Q2 FY18


Long-Term Growth
CAGR: 11%
$55
$83
FY13
FY17

- Y-o-Y growth of 12%
- Margins maintained Y-o-Y

Fee Related Earnings[1]


YTD
USD in Millions
Y-o-Y Growth: 16%
$37
$43
Q2 FY17
Q2 FY18


Long-Term Growth
CAGR: 11%
$47
$72
FY13
FY17

- Y-o-Y growth of 16%
- Long-term double digit growth in Fee Related Earnings

[1] Adjusted EBITDA and Fee Related Earnings are non-GAAP financial measures. For a reconciliation from GAAP financial measures to non-GAAP financial measures, see page 28 of this presentation.

Page 17

Page 18 Strong balance sheet with investments in our own products and a modest amount of leverage... Other Key Items • Vast majority of our investments are those made alongside our clients • For 9/30/17, the total investment balance consisted of ~$110M in equity method investments in our funds and ~$17M in technology related investments • Principal amount of debt outstanding of $85.5M as of 9/30/17 $0 $30 $60 $90 $120 $150 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 $78 $92 $103 $103 $120 Sep-17 $127 Investments 0.0x 1.0x 2.0x 3.0x 4.0x Sep-17 1.0x Mar-17 1.0x Gross Leverage Profile1 U S D in M ill io ns X T T M A dj us te d E B IT D A 1 Ratio of principal amount of debt outstanding to trailing twelve months Adjusted EBITDA. See page 29 for additional detail on calculation of gross leverage ratio.

Fiscal Year 2018 Second Quarter Results Earnings Presentation - November 7, 2017

Appendix

Hamilton Lane

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands except share and per share amounts)	Three Months Ended September 30, 2016	2017	% Change	Six Months Ended September 30, 2016	2017	% Change
Revenues						
Management and advisory fees	$46,681	$46,298	(1)%	$84,264	$97,982	16%
Incentive fees	4,563	2,411	(47)%	6,546	3,428	(48)%
Total revenues	**51,244**	**48,709**	**(5)%**	**90,810**	**101,410**	**12%**
Expenses						
Compensation and benefits	20,486	20,279	(1)%	36,422	40,241	10%
General, administrative and other	7,315	8,424	15%	14,085	16,882	20%
Total expenses	**27,801**	**28,703**	**3%**	**50,507**	**57,123**	**13%**
Other income (expense)						
Equity in income of investees	3,831	4,252	11%	5,797	10,171	75%
Interest expense	(2,954)	(3,512)	19%	(5,856)	(4,618)	(21)%
Interest income	54	89	65%	120	405	238%
Other non-operating income (loss)	10	87	770%	10	(19)	(290)%
Total other income (expense)	**941**	**916**	**(3)%**	**71**	**5,939**	**8,265%**
Income before income taxes	**24,384**	**20,922**	**(14)%**	**40,374**	**50,226**	**24%**
Income tax expense (benefit)	26	2,688	10,238%	(375)	6,380	N/A
Net income	**24,358**	**18,234**	**(25)%**	**40,749**	**43,846**	**8%**
Less: Income attributable to non-controlling interests in general partnerships	415	84	(80)%	960	982	2%
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	23,943	13,462	(44)%	39,789	32,712	(18)%
Net income attributable to Hamilton Lane Incorporated	**$-**	**$4,688**	**N/A**	**$-**	**$10,152**	**N/A**
Basic earnings per share of Class A common stock[1]		$0.26			$0.56	
Diluted earnings per share of Class A common stock[1]		$0.26			$0.56	
Weighted-average shares of Class A common stock outstanding - basic		18,113,781			18,049,146	
Weighted-average shares of Class A common stock outstanding - diluted		18,646,866			18,559,583	

[1] There were no shares of Class A common stock outstanding prior to March 6, 2017; therefore, no per-share information has been presented for any period prior to that date.

Page 21

Hamilton Lane

Non-GAAP Financial Measures

(Dollars in thousands except share and per share amounts)	Three Months Ended September 30, 2016	2017	% Change	Six Months Ended September 30, 2016	2017	% Change
Adjusted EBITDA						
Management and advisory fees	$46,681	$46,298	(1)%	$84,264	$97,982	16%
Total expenses	27,801	28,703	3%	50,507	57,123	13%
Less:						
Incentive fee related compensation[1]	(2,238)	(1,183)	(47)%	(3,212)	(1,682)	(48)%
Contingent compensation related to acquisition	-	(427)	N/A	-	(427)	N/A
Management fee related expenses	25,563	27,093	6%	47,295	55,014	16%
Fee Related Earnings	**$21,118**	**$19,205**	**(9)%**	**$36,969**	**$42,968**	**16%**
Incentive fees	4,563	2,411	(47)%	6,546	3,428	(48)%
Incentive fee related compensation[1]	(2,238)	(1,183)	(47)%	(3,212)	(1,682)	(48)%
Interest income	54	89	65%	120	405	238%
Equity-based compensation	1,243	1,572	26%	2,337	2,988	28%
Depreciation and amortization	486	473	(3)%	973	910	(6)%
Adjusted EBITDA	**$25,226**	**$22,567**	**(11)%**	**$43,733**	**$49,017**	**12%**
Adjusted EBITDA margin	**49%**	**46%**		**48%**	**48%**	
Non-GAAP earnings per share reconciliation						
Net income attributable to Hamilton Lane Incorporated		**$4,688**			**$10,152**	
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.		13,462			32,712	
Income tax expense		2,688			6,380	
Write-off of deferred financing costs[2]		2,544			2,544	
Contingent compensation related to acquisition		427			427	
Adjusted pre-tax net income		**23,809**			**52,215**	
Adjusted income taxes[3]		(9,304)			(20,735)	
Adjusted net income		**$14,505**			**$31,480**	
Adjusted shares[4]		**53,085,535**			**52,998,252**	
Non-GAAP earnings per share		**$0.27**			**$0.59**	

[1] Incentive fee related compensation includes incentive fee compensation expense as well as bonus and other revenue sharing allocated to carried interest classified as base compensation.
[2] Represents write-off of debt issuance costs and realized loss on interest rate caps related to the payoff of our predecessor credit facility during the period.
[3] Represents corporate income taxes at assumed effective tax rate of 39.71% for the six months ended September 30, 2017 applied to adjusted pre-tax net income. The 39.71% is based on a federal tax statutory rate of 35.00% and a combined state income tax rate net of federal benefits of 4.71%.
[4] Assumes the full exchange of HLA Class B and Class C units in HLA for HLI Class A common stock.

See page 28 for additional reconciliation to GAAP financial measures

Page 22

Page 23 Management and Advisory Fees Three Months Ended September 30, Six Months Ended September 30, (Dollars in thousands) 2016 2017 % Change 2016 2017 % Change Management and advisory fees Customized separate accounts $17,464 $19,609 12% $34,968 $38,393 10% Specialized funds 22,531 19,244 (15)% 36,283 44,450 23% Advisory and reporting 5,892 6,829 16% 11,659 13,479 16% Distribution management 794 616 (22)% 1,354 1,660 23% Total management and advisory fees $46,681 $46,298 (1)% $84,264 $97,982 16% Specialized funds 45% Customized separate accounts 39% Advisory and reporting 14% Distribution management 2% Six Months Ended September 30, 2017

Page 24 Incentive Fees (Dollars in thousands) Three Months Ended September 30, Six Months Ended September 30, 2016 2017 % Change 2016 2017 % Change Incentive fees Secondary Fund II $741 $477 (36)% $1,641 $1,115 (32)% Other specialized funds 3,518 34 (99)% 4,087 (6) (100)% Customized separate accounts 304 1,900 525% 818 2,319 183% Incentive fees $4,563 $2,411 (47)% $6,546 $3,428 (48)% As of September 30, 2016 June 30, 2017 September 30, 2017 YoY % Change QoQ % Change Allocated carried interest Secondary Fund II $8,155 $7,513 $7,145 (12)% (5)% Secondary Fund III 22,638 30,306 32,074 42% 6% Secondary Fund IV 2,122 4,730 10,884 413% 130% Co-investment Fund I - 1,050 - N/A (100)% Co-investment Fund II 90,437 106,208 108,907 20% 3% Co-investment Fund III 5,933 20,031 28,775 385% 44% Other specialized funds 7,754 18,614 24,576 217% 32% Customized separate accounts 55,082 77,922 87,998 60% 13% Total allocated carried interest $192,121 $266,374 $300,359 56% 13%

Page 25 Assets Under Management As of (Dollars in millions) September 30, 2016 June 30, 2017 September 30, 2017 YoY % Change QoQ % Change Assets under management / advisement Assets under management $40,373 $45,788 $47,819 18% 4% Assets under advisement 273,518 313,652 356,774 30% 14% Total assets under management / advisement $313,891 $359,440 $404,593 29% 13% Fee-earning assets under management Customized separate accounts Balance, beginning of period $17,366 $18,028 $18,186 5% 1% Contributions 395 997 1,295 228% 30% Distributions (173) (754) (229) 32% (70)% Foreign exchange, market value and other (46) (85) 469 N/A N/A Balance, end of period $17,542 $18,186 $19,721 12% 8% Specialized funds Balance, beginning of period $7,398 $8,793 $9,437 28% 7% Contributions 917 759 97 (89)% (87)% Distributions (6) (113) (98) 1533% (13)% Foreign exchange, market value and other 2 (2) 3 50% N/A Balance, end of period $8,311 $9,437 $9,439 14% 0% Total Balance, beginning of period $24,764 $26,821 $27,623 12% 3% Contributions 1,312 1,756 1,392 6% (21)% Distributions (179) (867) (327) 83% (62)% Foreign exchange, market value and other (44) (87) 472 N/A N/A Balance, end of period $25,853 $27,623 $29,160 13% 6%

Page 26 Condensed Consolidated Balance Sheets (Unaudited) As of, (Dollars in thousands except share and per share amounts) March 31, 2017 September 30, 2017 Assets Cash and cash equivalents $32,286 $48,940 Restricted cash 1,849 1,783 Fees receivable 12,113 16,429 Prepaid expenses 2,593 2,135 Due from related parties 3,313 2,725 Furniture, fixtures and equipment, net 4,063 3,999 Investments 120,147 127,090 Deferred income taxes 61,223 58,596 Other assets 3,030 9,481 Total assets $240,617 $271,178 Liabilities and Equity Accounts payable $1,366 $783 Accrued compensation and benefits 3,417 20,539 Deferred incentive fee revenue 45,166 45,166 Debt 84,310 85,072 Accrued members' distributions 2,385 - Payable to related parties pursuant to tax receivable agreement 10,734 10,622 Other liabilities 6,612 5,661 Total liabilities 153,990 167,843 Preferred stock, $0.001 par value, 10,000,000 authorized, none issued - - Class A common stock, $0.001 par value, 300,000,000 authorized; 19,285,620 and 19,151,033 issued and 19,285,620 and 19,036,504 outstanding as of September 30, 2017 and March 31, 2017, respectively 19 19 Class B common stock, $0.001 par value, 50,000,000 authorized; 27,935,255 issued and outstanding as of September 30, 2017 and March 31, 2017 28 28 Additional paid-in-capital 61,845 61,174 Accumulated other comprehensive loss (311) - Retained earnings 612 4,425 Less: Treasury stock, at cost, 114,529 shares of class A common stock as of March 31, 2017 (2,151) - Total Hamilton Lane Incorporated stockholders’ equity 60,042 65,646 Non-controlling interests in general partnerships 9,901 8,861 Non-controlling interests in Hamilton Lane Advisors, L.L.C. 16,684 28,828 Total equity 86,627 103,335 Total liabilities and equity $240,617 $271,178

Page 27 Condensed Consolidated Statements of Cash Flows (Unaudited) Six Months Ended September, (Dollars in thousands) 2016 2017 Operating activities Net income $40,749 $43,846 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 973 910 Change in deferred income taxes - 2,913 Change in payable to related parties pursuant to tax receivable agreement - (112) Amortization of deferred financing costs 429 139 Write-off of deferred financing costs - 1,657 Equity-based compensation 2,337 2,988 Equity in income of investees (5,797) (10,171) Proceeds received from investments 3,120 8,025 Changes in operating assets and liabilities 2,926 11,568 Other - 1,028 Net cash provided by operating activities $44,737 $62,791 Investing activities Purchase of furniture, fixtures and equipment $(583) $(719) Cash paid for acquisition of business - (5,414) Distributions received from investments 5,615 7,151 Contributions to investments (14,814) (11,910) Net cash (used in) investing activities $(9,782) $(10,892) Financing activities Repayments of debt $(1,300) $(86,100) Borrowings of debt, net of deferred financing costs - 85,066 Contributions from non-controlling interest in general partnerships 453 213 Distributions to non-controlling interest in general partnerships (1,708) (2,235) Sale of membership interests 4,668 - Repurchase of Class A shares for employee tax witholding - (680) Purchase of membership interests (6,059) - Proceeds received from option exercises 879 313 Dividends paid - (6,339) Members’ distributions (42,261) (25,549) Net cash (used in) financing activities $(45,328) $(35,311) Increase (decrease) in cash, cash equivalents, and restricted cash (10,373) 16,588 Cash, cash equivalents, and restricted cash at beginning of the period 70,382 34,135 Cash, cash equivalents, and restricted cash at end of the period $60,009 $50,723

Hamilton Lane

Non-GAAP Reconciliation

Reconciliation from Net Income

(Dollars in thousands)	Three Months Ended, 2016	Three Months Ended, 2017	Six Months Ended, 2016	Six Months Ended, 2017
Net income attributable to Hamilton Lane Incorporated[1]	$-	$4,688	$-	$10,152
Income attributable to non-controlling interests in general partnerships	415	84	960	982
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	23,943	13,462	39,789	32,712
Incentive fees	(4,563)	(2,411)	(6,546)	(3,428)
Incentive fee related compensation[2]	2,238	1,183	3,212	1,682
Interest income	(54)	(89)	(120)	(405)
Interest expense	2,954	3,512	5,856	4,618
Income tax expense (benefit)	26	2,688	(375)	6,380
Equity in income of investees	(3,831)	(4,252)	(5,797)	(10,171)
Contingent compensation related to acquisition	-	427	-	427
Other non-operating (income) loss	(10)	(87)	(10)	19
Fee Related Earnings	$21,118	$19,205	$36,969	$42,968
Depreciation and amortization	486	473	973	910
Equity-based compensation	1,243	1,572	2,337	2,988
Incentive fees	4,563	2,411	6,546	3,428
Incentive fee related compensation[2]	(2,238)	(1,183)	(3,212)	(1,682)
Interest income	54	89	120	405
Adjusted EBITDA	$25,226	$22,567	$43,733	$49,017

Non-GAAP earnings per share reconciliation	Three Months Ended, 2017	Six Months Ended, 2017
Net income attributable to Hamilton Lane Incorporated[1]	$4,688	$10,152
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	13,462	32,712
Income tax expense	2,688	6,380
Write-off of deferred financing costs[3]	2,544	2,544
Contingent compensation related to acquisition	427	427
Adjusted pre-tax net income	23,809	52,215
Adjusted income taxes[4]	(9,304)	(20,735)
Adjusted net income	$14,505	$31,480
Weighted-average shares of Class A common stock outstanding	18,646,866	18,559,583
Exchange of Class B and Class C units in HLA[5]	34,438,669	34,438,669
Adjusted shares	53,085,535	52,998,252
Non-GAAP earnings per share	$0.27	$0.59

[1] Prior to March 6, 2017, HLI was a wholly-owned subsidiary of HLA with no operations or assets.
[2] Incentive fee related compensation includes incentive fee compensation expense and bonus and other revenue sharing allocated to carried interest classified as base compensation.
[3] Represents write-off of debt issuance costs and realized loss on interest rate caps related to the payoff of our predecessor credit facility during the period.
[4] Represents corporate income taxes at our estimated statutory tax rate of 39.71% for the six months ended September 30, 2017 applied to adjusted pre-tax net income. The 39.71% is based on a federal tax statutory rate of 35.00% and a combined state income tax rate net of federal benefits of 4.71%.
[5] Assumes the full exchange of Class B and Class C units in HLA for HLI Class A common stock.

Page 28

Page 29 Gross Leverage Ratio Twelve Months Ended, (Dollars in thousands) March 31, 2017 September 30, 2017 Principal amount of debt outstanding $86,100 $85,450 Adjusted EBITDA 83,031 88,314 Gross leverage ratio 1.0x 1.0x

Page 30 Terms Adjusted EBITDA is our primary internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our loan agreements and predecessor credit facility, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) non-operating income (loss) and (f) certain other significant items that we believe are not indicative of our core performance. Fee Related Earnings (“FRE”) is used to highlight earnings of the Company from recurring management fees. FRE represents net income excluding (a) incentive fees and related compensation, (b) interest income and expense, (c) income tax expense, (d) equity in income of investees and (e) other non-operating income. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Non-GAAP earnings per share measures our per-share earnings of the Company assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate. We believe Non-GAAP earnings per share is useful to investors because it enables them to better evaluate per-share operating performance across reporting periods. Our assets under management (“AUM”) comprise primarily the assets associated with our customized separate accounts and specialized funds. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients’ and funds’ underlying investments; (2) the unfunded commitments to our clients’ and funds’ underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement (“AUA”) comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management, or fee-earning AUM, is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. Substantially all of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or “HLI”) was incorporated in the State of Delaware on December 31, 2007. The Company was formed for the purpose of completing an initial public offering (“IPO”) and related transactions (“Reorganization”) in order to carry on the business of Hamilton Lane Advisors, L.L.C. (“HLA”) as a publicly-traded entity. As of March 6, 2017, HLI became the sole managing member of HLA.

Page 31 Disclosures As of November 7, 2017 Some of the statements in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe” and similar expressions are used to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to our ability to manage growth, fund performance, risk, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to consummate planned acquisitions and successfully integrate the acquired business with ours; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to us; our ability to comply with investment guidelines set by our clients; the time, expense and effort associated with being a newly public company; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10K for the fiscal year ended March 31, 2017, and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward- looking statements included in this presentation are made only as of the date presented. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.